R-0 R-43 G-101 G-131 B-179 Exhibit 99.2 B-35 R-145 R-156 G-213 G-226 B-242 B-146 R-61 R-163 G-175 G-143 B-46 B-187 U R-145 R-127 se G-229 G-127 co B-0 B-127 lo rs Quarterly Earnings Presentation in R-85 R-219 pr G-67 G-217 ef B-113 B-217 er March 31, 2020 re White d R-118 R-255 or G-92 de G-255 B-150 B-255 r fo Colors Text Dark Blue r R-0 be R-0 G-161 G-74 st B-224 B-136 re su Blue lts R-189 R-0 G-230 G-161 B-247 B-224 1

R-0 R-43 G-101 G-131 B-179 Disclaimer and Forward-Looking Statements B-35 R-145 This presentation (the “Presentation”) has been prepared by TCG BDC, Inc. (together with its consolidated subsidiaries, “we,” “us,” “our,” “TCG BDC” or the “Company”) R-156 G-213 (NASDAQ: CGBD) and may only be used for informational purposes only. This Presentation should be viewed in conjunction with the earnings conference call of the G-226 Company held on May 6, 2020 and the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2020. The information contained herein may not be B-242 used, reproduced, referenced, quoted, linked by website, or distributed to others, in whole or in part, except as agreed in writing by the Company. B-146 This Presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities in any state or jurisdiction in which such offer, solicitation or sale R-61 would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. R-163 G-175 This Presentation provides limited information regarding the Company and is not intended to be taken by, and should not be taken by, any individual recipient as G-143 B-46 investment advice, a recommendation to buy, hold or sell, or an offer to sell or a solicitation of offers to purchase, our common stock or any other securities that may be B-187 issued by the Company, or as legal, accounting or tax advice. An investment in securities of the type described herein presents certain risks. U This Presentation may contain forward-looking statements that involve substantial risks and uncertainties, including the impact of COVID-19 on the business. You can R-145 identify these statements by the use of forward-looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” R-127 se G-229 “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify G-127 co forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because B-0 B-127 lo they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. rs You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make them. Factors or events that could cause in R-85 our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections R-219 pr entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the Securities and Exchange Commission (the G-67 “SEC”), and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as G-217 ef B-113 a result of new information, future events or otherwise, except as required by law. B-217 er Information throughout the Presentation provided by sources other than the Company (including information relating to portfolio companies) has not been independently re verified and, accordingly, the Company makes no representation or warranty in respect of this information. White d R-118 The following slides contain summaries of certain financial and statistical information about the Company. The information contained in this Presentation is summary R-255 or G-92 information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from de time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Presentation. G-255 B-150 B-255 r TCG BDC is managed by Carlyle Global Credit Investment Management L.L.C. (the “Investment Adviser”), an SEC-registered investment adviser and a wholly owned fo subsidiary of The Carlyle Group Inc. (together with its affiliates, “Carlyle”). Colors Text Dark Blue r R-0 This Presentation contains information about the Company and certain of its affiliates and includes the Company’s historical performance. You should not view be information related to the past performance of the Company as indicative of the Company’s future results, the achievement of which is dependent on many factors, R-0 G-161 many of which are beyond the control of the Company and the Investment Adviser and cannot be assured. There can be no assurances that future dividends will match G-74 st B-224 or exceed historical rates or will be paid at all. Further, an investment in the Company is discrete from, and does not represent an interest in, any other Carlyle entity. B-136 re Nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance of the Company or any other Carlyle entity. su Blue lts R-189 R-0 G-230 2 G-161 B-247 B-224

Draft R-0 R-85 G-101 G-67 B-179 COVID-19 Update B-113 • We recognize the significant human toll of the COVID-19 pandemic, and our focus has been and R-0 remains the health and well-being of the employees of our investment advisor, their families, as well R-118 G-161 as those at our portfolio companies. G-92 B-224 B-150 • At TCG BDC, we are deeply focused on working with each of our portfolio companies to sustain value through this unprecedented economy-wide demand shock. R-145 Our Thoughts • The expected forward economic environment will inevitably produce credit losses, but we are R-163 G-213 on the Current encouraged by our initial portfolio assessment and performance, as the senior orientation of our G-143 B-242 portfolio should position us to outperform over the cycle. B-187 Environment • During the first quarter, our liquidity and capital position functioned as intended, and we met every R-189 committed funding request from our portfolio companies. R-154 G-230 • While still early, our credit performance remains solid, with 102 of our 104 underlying borrowers G-155 B-247 making standard payments at quarter end. B-156 • Despite the very uncertain environment, our business continues to operate normally. R-43 R-219 G-131 • Our TCG BDC management team has navigated across many market cycles, and our portfolio is G-217 B-35 well positioned to weather the demanding environment we expect ahead: B-217 – We have a 20-year track record of successful credit investing. R-61 Experience & – Our portfolio is anchored in the most senior position in corporate capital structures, with first lien Text G-175 loans historically comprising approximately 70% of our total investments. Colors B-46 Portfolio – A defensive industry orientation should position us to outperform over the cycle, being White significantly underweight to the oil and gas industry (1.9% of portfolio fair value, with no direct R-255 Positioning upstream energy exposure), while the hotel, gaming and leisure sector account for less than G-255 R-145 B-255 G-229 Matters 4.2% of our portfolio fair value. B-0 • Our capital and liquidity position remains strong, with approximately $320 million in the form of cash and unused commitments under our credit facilities relative to total unfunded commitments of Dark Blue R-156 approximately $105 million as of quarter-end. R-0 G-74 G-226 B-136 B-146 3 As of March 31, 2020 unless otherwise stated. Blue R-145 G-229 B-0

Draft R-0 R-85 G-101 G-67 B-179 TCG BDC Highlights B-113 R-0 • Middle-market lending focused BDC externally managed by The Carlyle Group (1) R-118 G-161 G-92 (2) B-224 TCG BDC • Current market capitalization of $409 million (NASDAQ listed; ticker: CGBD) B-150 Overview • Track record of consistent dividend delivery to shareholders – LTM dividend yield on quarter-end net asset value ("NAV") of 12.3% R-145 R-163 G-213 G-143 B-242 B-187 • Directly originate private credit investments, with a focus on U.S. private equity finance R-189 Investment • Maintain appropriately diversified, defensively oriented portfolio of primarily senior secured debt R-154 G-230 instruments G-155 B-247 Strategy • Utilize Carlyle's extensive platform resources to generate differentiated results for TCG BDC B-156 shareholders R-43 R-219 G-131 G-217 B-35 • Founded in 1987, Carlyle is a leading global alternative asset manager with $217bn of AUM B-217 Benefits of • Carlyle’s Global Credit segment, with $49bn of AUM, has a 20-year track record of successful credit investing R-61 Text G-175 Carlyle • Carlyle’s broad capabilities, scaled capital base and depth of expertise create sustainable Colors B-46 competitive advantages across market environments White R-255 G-255 R-145 • Well-diversified by issuer and industry: top 10 borrowers and top 3 industries 21% and 30% of B-255 G-229 exposure, respectively B-0 Defensively • Heavy portfolio tilt to 1st lien loans: historically 70% of portfolio, of which, >90% contain a financial Dark Blue Positioned Portfolio covenant (3) R-156 R-0 • Approximately half the exposure of broader markets to cyclical industries G-74 G-226 B-136 B-146 4 Source: The Carlyle Group Inc. As of March 31, 2020 unless otherwise stated. (1) TCG BDC is externally managed by the Investment Adviser, which is a wholly-owned subsidiary of The Carlyle Group Inc. (2) As of May 4, 2020 (3) LTM average of approximately 70% of fair value, and excludes loans categorized as first lien last out. Blue R-145 G-229 B-0

R-0 R-43 G-101 G-131 B-179 Stock and Dividend Information B-35 R-145 R-156 G-213 CGBD $409 Million Nasdaq G-226 B-242 B-146 Ticker Market Cap (2) Exchange R-61 R-163 G-175 $2.0 billion 138 72% 12.3% $86 Million G-143 B-46 Current Portfolio Size Unique Investments 1st Lien Debt (3) LTM Dividend Yield Inception-to-date B-187 Share Repurchases U R-145 R-127 se G-229 Historical Dividend Data G-127 co B-0 B-127 lo rs in R-85 R-219 pr G-67 G-217 ef B-113 B-217 er re White d R-118 R-255 or G-92 de G-255 B-150 B-255 r fo Colors Text Dark Blue r R-0 be R-0 G-161 G-74 st B-224 B-136 re su Blue lts R-189 R-0 G-230 Note: Historical dividend data for dividends declared prior to the period shown are available on the Company’s website at tcgbdc.com. There can be no assurance that the Company will continue to achieve comparable results. G-161 B-247 (1) Last-twelve-month ("LTM ") dividend yield is calculated by dividing the sum of the declared dividends for the most recent four quarters by the ending net asset value. (2) As of May 4, 2020 (3) 5 LTM average of approximately 70% of fair value, and excludes loans categorized as first lien last out. B-224

Draft R-0 R-85 G-101 G-67 B-179 Q1 2020 Quarterly Results B-113 R-0 • Net investment income per share was $0.42, and has exceeded the regular $0.37 quarterly R-118 G-161 dividend each quarter since TCG BDC's IPO G-92 B-224 1st Quarter B-150 • Net realized and unrealized losses totaled $145 million, or approximately $2.57 per share Results R-145 • NAV per share declined 14.4% to $14.18 (from $16.56 at 4Q19), driven principally by the mark-to- R-163 G-213 market impact of widening pricing benchmarks G-143 B-242 B-187 R-189 R-154 G-230 • Total investments at fair value down to $2.0 billion from $2.1 billion last quarter G-155 B-247 B-156 Portfolio & • New fundings totaled $328 million with a yield of 9.95% R-43 Investment • Repayment/sale activity totaled $288 million with a yield of 8.95% R-219 G-131 G-217 B-35 Activity • Robust financing environment slowed materially in March, leading to slowing origination and B-217 repayment activity R-61 Text G-175 • Paid Q1 regular dividend of $0.37, resulting in a LTM dividend yield of 12.3% based on quarter-end Colors B-46 NAV White R-255 Dividend & • Continued share repurchase pace with an additional 1.46 million shares, or $16.0 million in the G-255 R-145 B-255 G-229 Capital quarter, which contributed $0.14 per share in NAV accretion B-0 Activity • Since quarter end, we have taken proactive actions – including select asset sales and issuance of $50 million in preferred equity – to reestablish net leverage within target range of 1.0-1.4x and Dark Blue R-156 R-0 further strengthen our balance sheet G-74 G-226 B-136 B-146 6 Blue R-145 G-229 B-0

Portfolio Highlights

Key Statistics [1]

Total Investments and Commitments ($mm)	$2,128
Unfunded Commitments [1] ($mm)	$104
Investments at Fair Value ($mm)	$2,024
Yield of Debt Investments at Cost [2] (%)	7.74%
Yield of Debt Investments at Fair Value [2] (%)	8.56%
Number of Investments	138
Number of Portfolio Companies	110
Floating / Fixed [3] (%)	99.2% / 0.8%

Asset Mix



Equity
1%
Credit Fund
9%
Second Lien
Debt
14%
First Lien
Last Out
3%
First Lien Debt
73%

Portfolio Composition [1]

Diversification by Borrower



Credit Fund
9%
Top 10
Investments
21%
Remaining
Investments
35%
Next 11 - 25
Investments
35%

Industry



Software
11%
High Tech
Industries
10%
Business Services
9%
Healthcare &
Pharmaceuticals
7%
Aerospace & Defense
6%
Banking, Finance,
Insurance & Real Estate
6%
Telecommunications
5%
Beverage, Food &
Tobacco
5%
Hotel, Gaming &
Leisure
4%
Credit Fund
9%
Other
28%

(1) Excludes the Company's commitments to fund capital to Middle Market Credit Fund, LLC ("Credit Fund"), which is not consolidated with the Company. (2) Weighted average yields of the debt investments include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of period end. Actual yields earned over the life of each investment could differ materially from the yields presented above. Weighted average yields for TCG BDC do not include TCG BDC's investment in Credit Fund. (3) % of fair value of first and second lien debt.

7
THE CARLYLE GROUP

R-0 R-43 G-101 G-131 B-179 Financial Performance Summary B-35 R-145 R-156 (Dollar amounts in thousands, except per share data) Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 G-213 G-226 B-242 Net Investment Income Per Share $ 0.45 $ 0.46 $0.45 $0.43 $0.42 B-146 Net Realized & Unrealized Appreciation (Depreciation) Per Share 0.09 (0.29) (0.60) 0.02 (2.57) R-61 Net Income (Loss) Per Share 0.54 0.16 (0.15) 0.46 (2.15) R-163 G-175 Dividends Paid Per Share 0.37 0.45 0.37 0.55 0.37 G-143 B-46 Impact of Share Repurchases Per Share 0.04 0.04 0.04 0.06 0.14 B-187 Net Asset Value Per Share $ 17.30 $17.06 $16.58 $16.56 $14.18 U R-145 R-127 se G-229 G-127 co B-0 B-127 lo Weighted Average Shares Outstanding for the Period (in thousands) 61,773 60,596 59,588 58,785 57,112 rs Shares Outstanding at End of Period (in thousands) 61,272 60,182 59,013 57,764 56,309 in R-85 R-219 pr G-67 G-217 ef B-113 B-217 er Total Fair Value of Investments $ 2,155,209 $ 2,075,614 $2,126,688 $2,123,964 $2,024,277 re Number of Portfolio Companies 103 106 110 112 110 White d R-118 or Average Size of Investment in Portfolio Company (Notional) (1) $ 21,880 $ 20,563 $20,828 $19,848 $18,403 R-255 G-92 G-255 de Weighted Average all-in Yield on Investments at Amortized Cost (2) 9.51% 8.97% 8.88% 8.22% 7.74% B-150 B-255 r Weighted Average all-in Yield on Investments at Fair Value (2) 9.85% 9.32% 9.33% 8.50% 8.56% fo Colors Text Dark Blue r R-0 be R-0 G-161 G-74 st B-224 Net Assets $1,060,187 $1,026,592 $978,601 $956,471 $798,534 B-136 re Debt $1,107,064 $1,095,563 $1,202,739 $1,177,832 $1,262,960 su Debt To Equity at Quarter End 1.04x 1.07x 1.23x 1.23x 1.58x Blue lts R-189 Note: The net asset value per share and dividends declared per share are based on the shares outstanding at each respective quarter-end. Net investment income per share and net change R-0 G-230 in realized and unrealized appreciation (depreciation) per share are based on the weighted average number of shares outstanding for the period. G-161 (1) For equity investments with no stated par amount, includes total funded amount. (2) Weighted average yields include the effect of accretion of discounts and amortization of premiums 8 B-247 and are based on interest rates as of each respective period end. Actual yields earned over the life of each investment could differ materially from the yields presented above. B-224

R-0 R-43 G-101 G-131 B-179 Origination Activity Detail B-35 R-145 R-156 G-213 (Dollar amounts in thousands and based on par/principal) Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 G-226 B-242 B-146 TCG BDC Originations and Net Investment Activity Investment Fundings $ 249,713 $ 231,361 $ 237,004 $ 289,763 $ 328,119 R-61 R-163 Unfunded Commitments, Net Change (6,772) 24,789 719 (23,963) (45,902) G-175 G-143 B-46 Sales and Repayments (69,866) (305,398) (165,672) (319,882) (288,190) B-187 Net Investment Activity $ 173,075 $ (49,248) $ 72,051 $ (54,082) $ (5,973) U R-145 R-127 se G-229 G-127 co TCG BDC Originations by Asset Type B-0 B-127 lo First Lien Debt 65.58% 74.65% 68.10% 87.80% 43.87% rs First Lien, Last-out Unitranche Debt 10.89% 7.64% 12.25% 3.50% —% in R-85 R-219 pr G-67 Second Lien Debt 22.51% 17.43% 19.32% 7.92% 50.03% G-217 ef B-113 Equity Investments 1.02% 0.29% 0.33% 0.78% 6.10% B-217 er re White d R-118 TCG BDC Total Investment Portfolio at Fair Value (1) R-255 or G-92 de First Lien Debt 67.84% 69.51% 68.05% 74.63% 73.02% G-255 B-150 B-255 r First Lien, Last-out Unitranche Debt 9.34% 10.08% 10.04% 3.68% 2.79% fo Colors Text Second Lien Debt 10.62% 9.79% 10.92% 11.04% 13.59% Dark Blue r R-0 be Equity Investments 1.32% 1.40% 1.44% 1.02% 1.45% R-0 G-161 G-74 st B-224 Investment Fund / Credit Fund 10.88% 9.22% 9.55% 9.63% 9.15% B-136 re su Blue lts R-189 Please refer to the Company’s Form 10-Q for the period ended ended March 31, 2020 (“Form 10-Q”) for more information. No assurance is given that the Company will continue to achieve R-0 G-230 comparable results. G-161 (1) At quarter end. 9 B-247 B-224

R-0 R-43 G-101 G-131 B-179 Quarterly Operating Results Detail B-35 R-145 (Dollar amounts in thousands) Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 R-156 G-213 Investment Income G-226 B-242 B-146 Interest Income $44,471 $45,468 $45,168 $44,248 $41,009 Payment-In-Kind Interest Income 1,150 2,140 2,396 910 643 R-61 R-163 G-175 Income From Credit Fund 7,538 6,993 6,459 7,028 6,549 G-143 B-46 Other Income 2,028 2,266 1,756 1,279 2,344 B-187 Total Investment Income $55,187 $56,867 $55,779 $53,465 $50,545 U R-145 R-127 se G-229 (Dollar amounts in thousands) Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 G-127 co B-0 B-127 lo Expenses rs Management Fees (1) 7,685 7,913 8,016 7,702 7,386 in R-85 R-219 Incentive Fees (2) 5,846 5,933 5,710 5,383 5,086 pr G-67 G-217 ef B-113 Interest Expense & Credit Facility Fees 12,559 13,703 14,083 13,321 12,769 B-217 er re Other Expenses 1,475 1,287 1,166 1,447 1,280 White d R-118 Excise Tax Expense 60 60 49 235 52 R-255 or G-92 de Net Expenses 27,625 28,896 29,024 28,088 26,573 G-255 B-150 B-255 r fo Colors Text Net Investment Income 27,562 27,971 26,755 25,377 23,972 Dark Blue r R-0 be Net Realized and Change in Unrealized Gains (Losses) 6,164 (18,214) (35,744) 1,459 (145,072) R-0 G-161 G-74 st B-224 Net Income (Loss) $33,726 $9,757 $(8,989) $26,836 $(121,100) B-136 re (1) Beginning October 1, 2017, the base management fee is calculated at an annual rate of 1.50% of the Company’s gross assets, excluding cash and cash equivalents but including assets acquired su through the use of leverage. In addition, on August 6, 2018, the Company's Board of Directors approved a one-third (0.50%) reduction in the 1.50% annual base management fee rate charged by the Investment Adviser on assets financed using leverage in excess of 1.0x debt to equity. Effective July 1, 2018, the reduced annual fee of 1.00% applies to the average value of the Company's gross Blue lts R-189 assets as of the end of the two most recently completed calendar quarters that exceeds the product of (i) 200% and (ii) the average value of the Company's net asset value at the end of the two most R-0 G-230 recently completed calendar quarters. (2) Effective October 1, 2017, the Investment Adviser agreed to charge 17.5% instead of 20% with respect to the entire calculation of the incentive fee. G-161 B-247 Note: There can be no assurance that we will continue to earn income at this rate and our income may decline. If our income declines, we may reduce the dividend we pay and the yield you earn may 10 decline. Refer to the consolidated financial statements included in Part I, Item 1 of the Company’s Form 10-Q for additional details. B-224

R-0 R-43 G-101 G-131 B-179 Quarterly Balance Sheet Detail B-35 R-145 (Dollar amounts in thousands, except per share data) Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 R-156 G-213 Assets G-226 B-242 Investments—non-controlled/non-affiliated, at fair value $1,899,537 $1,840,979 $1,893,216 $1,897,057 $1,826,422 B-146 Investments—non-controlled/affiliated, at fair value 21,081 20,925 6,607 — — Investments—controlled/affiliated, at fair value 234,591 213,710 226,865 226,907 197,855 R-61 Total investments, at fair value 2,155,209 2,075,614 2,126,688 2,123,964 2,024,277 R-163 G-175 Cash and cash equivalents 40,071 62,324 70,281 36,751 65,525 G-143 B-46 Receivable for investment sold — 14,854 5,725 6,162 15,655 B-187 Deferred financing costs 4,069 4,869 4,687 4,032 4,026 U R-145 Interest Receivable from Non-Controlled/Non-Affiliated/Affiliated Investments 7,666 8,300 11,561 9,462 10,406 R-127 se G-229 Interest and Dividend Receivable from Controlled/Affiliated Investments 7,256 6,652 6,951 6,845 6,350 G-127 co B-0 Prepaid expenses and other assets 8 143 97 317 587 B-127 lo Total assets $2,214,279 $2,172,756 $2,225,990 $2,187,533 $2,126,826 rs in R-85 R-219 pr Liabilities G-67 Payable for investments purchased $— $— $11 $— $24,345 G-217 ef B-113 B-217 er Secured borrowings 660,959 649,397 756,511 616,543 701,609 re 2015-1 Notes payable, net of unamortized debt issuance costs 446,105 446,166 446,228 446,289 446,351 White d R-118 Senior Notes — — — 115,000 115,000 or Due to Investment Adviser 169 228 142 — — R-255 G-92 G-255 de Interest and credit facility fees payable 7,994 7,563 7,680 6,764 6,100 B-150 B-255 r Dividend payable 22,681 27,082 21,825 31,760 20,824 fo Colors Text Base management and incentive fees payable 13,531 13,846 13,726 13,236 12,333 Dark Blue r R-0 Administrative service fees payable 139 128 66 77 98 be R-0 G-161 Other accrued expenses and liabilities 2,514 1,754 1,200 1,393 1,632 G-74 st B-224 Total liabilities 1,154,092 1,146,164 1,247,389 1,231,062 1,328,292 B-136 re su Net assets 1,060,187 1,026,592 978,601 956,471 798,534 Blue lts R-189 Total liabilities & net assets $2,214,279 $2,172,756 $2,225,990 $2,187,533 $2,126,826 Net Asset Value Per Share $17.30 $17.06 $16.58 $16.56 $14.18 R-0 G-230 G-161 Please refer to the Company’s Form 10-Q for more information. 11 B-247 B-224

Draft R-0 R-85 G-101 G-67 B-179 Credit Fund Update (9% of TCG BDC Portfolio) B-113 R-0 Credit Fund Key Statistics Portfolio Composition R-118 G-161 G-92 B-224 B-150 Diversification by Industry Total Investments and Commitments ($mm) $1,258 Borrower R-145 Unfunded Commitments ($mm) $59 R-163 G-213 G-143 B-242 Investments at Fair Value ($mm) $1,199 B-187 Yield of Debt Investments (%) (1) 6.01% R-189 Number of Investments 63 R-154 G-230 First Lien Exposure (%) (2) 96% G-155 B-247 B-156 Floating / Fixed (%) (3) 98.2% / 1.8% R-43 Dividend Yield to TCG BDC 11% R-219 G-131 G-217 B-35 B-217 R-61 Text G-175 (Dollar amounts in thousands and based on par/principal) Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Colors B-46 Credit Fund Originations and Net Investment Activity White R-255 Investment Fundings $ 137,478 $ 121,117 $ 93,821 $ 139,134 $ 179,383 G-255 R-145 Unfunded Commitments, Net Change 13,655 (16,635) 1,429 11,101 (33,615) B-255 G-229 B-0 Sales and Repayments (58,312) (43,351) (154,969) (165,292) (141,762) Net Investment Activity $ 92,821 $61,131 $ (59,719) $ (15,057) $ 4,006 Dark Blue R-156 R-0 G-74 G-226 B-136 B-146 (1) Weighted average yields at cost of the debt investments include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of period end. Actual yields earned over the life of each investment could differ materially from the yields presented above. (2) First lien, excluding loans categorized as first lien last out, as a % of fair value. (3) % of 12 fair value of first and second lien debt. Blue R-145 G-229 B-0

Net Asset Value Per Share Bridge

First Quarter 2020



16.56
0.42
(0.37)
(2.57)
0.14
14.18
December 31, 2019 NAV
Net Investment Income
Dividend Declared
Realized / Change in Unrealized
Impact of Share Repurchases
March 31, 2020 NAV

LTM 1Q 2020



17.30
1.76
(1.74)
(3.44)
0.28
14.18
March 31, 2019 NAV
Net Investment Income
Dividend Declared
Realized / Change in Unrealized
Impact of Share Repurchases
March 31, 2020 NAV

Note: The net asset value per share and dividends declared per share are based on the shares outstanding at each respective quarter-end. Net investment income per share and net change in realized and unrealized appreciation (depreciation) per share are based on the weighted average number of shares outstanding for the period. The sum of the individual numbers may not add up due to rounding.

13

THE CARLYLE GROUP

R-0 R-43 G-101 G-131 B-179 Risk Rating Distribution B-35 R-145 • As of March 31, 2020, 5 borrowers were on non-accrual status, representing 2.2% of total investments at fair value and 5.4% at amortized cost R-156 G-213 Portfolio Risk Ratings G-226 B-242 B-146 (Dollar amounts in millions) September 30, 2019 December 31, 2019 March 31, 2020  Internal Risk Rating Fair Value % of Fair Value Fair Value % of Fair Value Fair Value % of Fair Value R-61 1 $92.5 4.89% $39.2 2.07% $38.6 2.13% R-163 G-175 G-143 B-46 2 1,402.9 74.11% 1,501.4 79.12% 1,392.5 76.94% B-187 3 184.4 9.74% 132.9 7.00% 205.8 11.37% U 4 187.6 9.91% 159.0 8.38% 96.6 5.34% R-145 R-127 se G-229 5 24.5 1.29% 65.2 3.43% 32.6 1.80% G-127 co B-0 6 1.0 0.05% 0.0 —% 43.8 2.42% B-127 lo rs Total $1,892.9 100.00% $1,897.7 100.00% $1,809.8 100.00% in R-85 Rating Definition R-219 pr G-67 G-217 1 Performing – Low Risk: Borrower is operating more than 10% ahead of the Base Case ef B-113 B-217 er Performing – Stable Risk: Borrower is operating within 10% of the Base Case (above or below). This is the initial rating assigned to all 2 re new borrowers d White R-118 Performing – Management Notice: Borrower is operating more than 10% below the Base Case. A financial covenant default may have or 3 R-255 G-92 occurred, but there is a low risk of payment default G-255 de B-150 Watch List: Borrower is operating more than 20% below the Base Case and there is a high risk of covenant default, or it may have already B-255 r 4 fo occurred. Payments are current although subject to greater uncertainty, and there is moderate to high risk of payment default Colors Text Dark Blue r R-0 Watch List – Possible Loss: Borrower is operating more than 30% below the Base Case. At the current level of operations and financial be R-0 G-161 5 condition, the borrower does not have the ability to service and ultimately repay or refinance all outstanding debt on current terms. Payment G-74 st B-224 default is very likely or may have occurred. Loss of principal is possible B-136 re Watch List – Probable Loss: Borrower is operating more than 40% below the Base Case, and at the current level of operations and su financial condition, the borrower does not have the ability to service and ultimately repay or refinance all outstanding debt on current terms. Blue lts R-189 6 Payment default is very likely or may have already occurred. Additionally, the prospects for improvement in the borrower’s situation are R-0 G-230 G-161 sufficiently negative that impairment of some or all principal is probable 14 B-247 B-224

R-0 R-43 G-101 G-131 B-179 Funding and Liability Management Overview B-35 R-145 Overview of Financing Facilities Debt on Company’s Balance Sheet R-156 G-213 (dollar amounts in millions) G-226 B-242 B-146 Senior Credit SPV Credit 2015-1R Unsecured Facility (1) Facility (1) Notes (1) (5) Notes R-61 R-163 G-175 G-143 B-46 Size $688 million $275 million $449 million $115 million B-187 5 years (4 year 5 years (3 years U Original Tenor / R-145 revolving); maturity revolving); maturity 10/15/2031 12/31/2024 R-127 se Maturity Date G-229 date 6/14/2024 date 5/23/2023 G-127 co B-0 B-127 lo L +200bps / L + 225 bps / 37.5 475 bps Pricing 50-75bps unused 385 bps (2) rs bps unused fee Fixed in fee R-85 Mark to Market vs. Non-Mark to Market Debt R-219 pr G-67 Credit Fund G-217 ef B-113 Credit Fund Sub 2017-1 2019-2 Warehouse II B-217 er Facility (1) (3) Notes (3) Notes (4) Facility (6) re $194 million $298 million White d R-118 Size $640 million outstanding ($352 outstanding ($352 $150 million R-255 or G-92 million at closing) million at closing) de G-255 B-150 6 years (3 years 3 years (2 years Original Tenor / B-255 r revolving); maturity 1/15/2028 4/15/2029 revolving); maturity Maturity Date Colors Text fo date 5/22/2024 date 8/16/2022 Dark Blue r R-0 be L + 225 bps / R-0 G-161 (2) (2) G-74 st Pricing 50-75 bps unused 414 bps 436 bps L + 105 bps B-224 fee B-136 re su (1) Size represents maximum principal amount of the facility and is subject to availability under the facility, which is based on certain advance rates multiplied by the value of certain portfolio investments of the Company or Credit Fund (subject to certain concentration limitations) and may be net of certain other indebtedness that the Company or Credit Fund may incur in accordance with Blue lts R-189 the terms of the facility. Middle Market Credit Fund SPV, LLC (the “Credit Fund Sub”), a Delaware limited liability company, was formed on April 5, 2016. Credit Fund Sub is a wholly-owned subsidiary of Credit Fund and is consolidated in Credit Fund’s consolidated financial statements commencing from the date of its formation. (2) Weighted average interest rate, including amortization R-0 G-230 of debt issuance costs on the 2015-1R Notes, 2017-1 Notes and 2019-2 Notes, respectively, for the quarter ended March 31, 2020. (3) MMCF CLO 2017-1 LLC, the issuer, is a wholly-owned and G-161 consolidated subsidiary of Credit Fund. (4) MMCF CLO 2019-2 LLC, the issuer, is a wholly-owned and consolidated subsidiary of Credit Fund. (5) Carlyle Direct Lending CLO 2015-1R LLC, the 15 B-247 issuer, is a wholly-owned and consolidated subsidiary of the Company. (6) MMCF Warehouse II, LLC, is a wholly-owned and consolidated subsidiary of Credit Fund. Refer to Notes 6 and 7 to the consolidated financial statements included in Part I, Item 1 of the Company's Form 10-Q for additional details. B-224